                                                                    Exhibit 10.6

             AMENDMENT NO. 1 TO STOCKHOLDER AND REGISTRATION RIGHTS
                                   AGREEMENT

         THIS  AMENDMENT NO. 1 (this  "AMENDMENT  NO. 1"), dated as of April 12,
2006, is made by and among SoftWave  Media  Exchange,  Inc.  (formerly Soft Wave
Media,  Inc.) (the  "COMPANY")  and each of the holders of the Company's  common stock  (collectively,  the  "STOCKHOLDERS"),  to that  certain  Stockholder  and
Registration  Rights  Agreement  dated as of January  19,  2006 by and among the
Company and the Stockholders (the  "AGREEMENT").  Capitalized terms used in this
Amendment  No. 1 but not otherwise  defined shall have the meanings  ascribed to them in the Agreement.

                                    RECITALS:

         A.       The Company and the Stockholders have heretofore  executed and delivered the Agreement.

         B.       Pursuant  to Section 16 of the  Agreement,  subject to certain limited exceptions, no change,  modification or amendment of the Agreement shall be valid unless the same shall be in writing and signed by all of the parties to the Agreement.

         C.       The  Company  and  the  Stockholders  now  wish to  amend  the
Agreement.

         NOW THEREFORE, in consideration of the foregoing the Agreement is hereby amended as follows:

         1.       The  definition of "Permitted  Transferee" in Section 1 of the
Agreement  is hereby  amended by striking  the  definition  in its  entirety and substituting the following in place thereof:

         "PERMITTED TRANSFEREE" means (i) in the case of a Founding Stockholder
(or any direct or indirect Permitted Transferee of a Founding Stockholder), one
or more of the following persons or entities: Soft Wave Media, LLC, Alowex, LLC,
Remnant Media, LLC, Josh Wexler, Stavros Aloizos, Michael Caprio, Charles
Omphalius, Jay Keay or Larry Gershman, (ii) in the case of an Investor, any entity in which Robert A. Berman, Scott Kaniewski and/or such Investor, singularly or collectively, owns at least 51% of the outstanding voting securities and (iii) any recipient of shares of common stock acquired by gift;
PROVIDED, HOWEVER, that no person or entity shall be deemed to be a Permitted
Transferee unless such person or entity, in connection with the purported
Permitted Transfer to such person or entity, shall execute a counterpart to this
Agreement, in form and substance reasonably satisfactory to the Board of
Directors of the Corporation, pursuant to which such person or entity agrees to be bound by all of the terms and provisions of this Agreement.

         2.       Section 4 of the  Agreement is hereby  amended by striking the section in its entirety and substituting the following in place thereof:

         4.       BOARD  OF  DIRECTORS  AND  OFFICERS.  During  the term of this
Agreement (as set forth in Section 13), each  Stockholder  shall vote his Shares and otherwise act so as to cause the Board of Directors of the Corporation  (the
"BOARD") to be comprised of up to nine persons,  constituted  as follows:  (i) a majority of persons who are  independent  from the Company,  as  independence is defined in Rule 4200(a)(15) of the NASD listing  standards or such other listing standards  as are then  applicable  to the  Company;  and  (ii) one less  than a majority of persons nominated by Soft Wave Media, LLC.

         3.       Section 5(c) of the  Agreement  is hereby  amended by striking the section in its entirety and substituting the following in place thereof:

         (c)      Notwithstanding  anything  else set forth in paragraph  (a) of this Section 5, the  Corporation  may, at the  discretion  of a vote by not less than eighty  percent  (80%) of its Board of Directors and without the consent of any requesting  Registrable  Holder,  withdraw any  registration and abandon the proposed offering.  Furthermore,  if the managing underwriter of an underwritten offering  advises the Corporation  that in its opinion either because of (i) the size of the offering that the Corporation and any Registrable  Holders desire to make or (ii) the kind of securities  that the  Corporation  and any  Registrable
Holders intend to include in such offering, the success of the offering could be materially  and  adversely  affected  by  inclusion  of the  Registrable  Shares requested to be included, then (A) in the event that the size of the offering is the basis of such  managing  underwriter's  opinion,  the amount of  Registrable
Shares to be offered for the account of Registrable  Holders shall be reduced on a pro rata basis among such  Registrable  Holders (on the basis of the amount of
Registrable  Shares  intended to be included in such  registration  by each such
Registrable  Holder as compared to the aggregate  amount of  Registrable  Shares intended to be included by all such Registrable Holders) to the extent necessary to reduce the total amount of Registrable Shares to be included in such offering to the amount  recommended  by such managing  underwriter;  and (B) in the event that the kind or  combination  of  securities to be offered is the basis of such managing  underwriter's opinion, the amount of Registrable Shares to be included in such  offering  shall be reduced as  described in clause (A) above or, if any
such  reduction  would,  in  the  judgment  of  the  managing  underwriter,   be
insufficient to substantially eliminate the adverse effect that inclusion of the
Registrable  Shares  requested to be included could have on such offering,  such
Registrable   Shares  shall  be  excluded  from  such   underwritten   offering.
Notwithstanding  the exclusion of such Registrable Shares from such underwritten offering,  the Corporation will cause such  Registrable  Shares to be registered for resale in the same  registration  statement,  provided  upon the  reasonable request of the managing  underwriter  that the  requesting  Registrable  Holders agree not to consummate any such resale of their Registrable  Shares pursuant to such  registration  statement  for a  period  of  up  to  180  days  after  such registration  statement  is declared  effective  under the  Securities  Act. The
Corporation agrees to maintain the effectiveness of such registration  statement under the  Securities  Act for up to 12 months  after  such  lock-up  period has expired or until all such registered  Registrable Shares are sold,  whichever is earlier.

         4.       Section 13 of the Agreement is hereby  amended by striking the section in its entirety and substituting the following in place thereof:

         13.      TERM OF AGREEMENT. This Agreement shall become effective as of the date first written above and shall remain in full force and effect until the earliest to occur of the following:  (i) Corporation and all of the Stockholders then  holding  Shares  subject to this  Agreement  shall agree in writing to its termination;  (ii) the offering by the Corporation of shares of the Common Stock of the Corporation pursuant to a registration  statement that is effective under the Securities Act or the  Corporation  otherwise  becoming a reporting  company under  Section 13 or 15(d) of the  Exchange  Act,  PROVIDED,  HOWEVER,  that the provisions of Sections 5, 6 and 7 of this  Agreement  (and the defined terms and miscellaneous  provisions of this Agreement  pertaining thereto) shall remain in effect until satisfied;  (iii) the purchase by one Stockholder of all the issued and outstanding Shares of the Corporation;  or (iv) the dissolution,  bankruptcy or  receivership of the  Corporation.  Upon  termination of this Agreement,  the
Secretary  of  the  Corporation  shall,  as  appropriate,  upon  tender  of  the certificates for Shares, delete the legends endorsed thereon pursuant to Section
8 of this Agreement.

         5.       Section 16 of the Agreement is hereby  amended by striking the section in its entirety and substituting the following in place thereof:

         16.      AMENDMENT.  No  change,  modification  or  amendment  of  this
Agreement  shall be valid  unless the same shall be in writing and signed by the holders of at least ninety  percent  (90%) of the then  outstanding  Registrable
Shares.

         6.       To the  extent of any  inconsistency,  ambiguity  or  conflict between the terms of the Agreement  and this  Amendment No. 1, the terms of this
Amendment No. 1 shall govern and control.

         7.       Except as expressly amended hereby, the Agreement shall remain unchanged and in full force and effect.

                            [Signature Page Follows]

              [SIGNATURE PAGE TO AMENDMENT NO.1 TO STOCKHOLDER AND
                         REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be duly executed as of the date first set forth above.

                                      SOFTWAVE MEDIA EXCHANGE, INC.

                                      By:  /s/ Joshua Wexler
                                          --------------------------------------
                                          Name:  Joshua Wexler
                                          Title: Chief Executive Officer

                                      STOCKHOLDER

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title: